UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2005

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Avery Street
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 529-2161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Key Technology, Inc. (the "Company") announced on March 7, 2005 the appointment of Ronald W. Burgess, 56, to the position of Senior Vice President and Chief Financial Officer, effective March 7, 2005. Phyllis C. Best, the Company's former Chief Financial Officer, has resigned and will leave the Company in late March to pursue other career opportunities.

Prior to joining the Company, Mr. Burgess served from 1999 until 2004 as Vice President Finance and Chief Financial Officer of Roseburg Forest Products in Roseburg, Oregon, a privately-held forest products company unrelated to the Company. From 1998 to 1999, he served as the Corporate Controller for Roseburg Forest Products.

The full text of the press release disclosing these management changes is attached hereto as Exhibit 99.1.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	99.1	Press release of Key Technology, Inc. dated March 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ KIRK W. MORTON
Kirk W. Morton
President and Chief Executive Officer

Dated: March 7, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Key Technology, Inc. dated March 7, 2005